Exhibit 99.1

PRESS RELEASE

MAA Announces Pricing of Senior Unsecured Notes Offering

Germantown, Tenn., August 5, 2021 / PRNewswire / – Mid-America Apartment Communities, Inc., (“MAA”) (NYSE: MAA) today announced that its operating partnership, Mid-America Apartments, L.P. (“MAALP”), priced a $300,000,000 offering of MAALP’s 1.10% senior unsecured notes due 2026 (the “2026 Notes”) and a $300,000,000 offering of MAALP’s 2.875% senior unsecured notes due 2051 (the “2051 Notes,” and together with the 2026 Notes, the “Notes”) under its existing shelf registration statement. The 2026 Notes were priced at 99.553% of the principal amount. The 2051 Notes were priced at 98.588 % of the principal amount. The closing of the offering is expected to occur on August 19, 2021, subject to the satisfaction of customary closing conditions.

MAALP intends to use net proceeds from the offering to repay upcoming debt maturities, including to fund the partial redemption of $250 million aggregate principal amount (plus the make-whole amount and accrued and unpaid interest) of MAALP’s 3.375% senior unsecured notes due December 2022 and $149 million aggregate principal amount (plus the make-whole amount and accrued and unpaid interest) of MAALP’s privately placed unsecured senior notes, which includes MAALP’s 4.17% senior guaranteed notes, Series C, due November 30, 2022, 5.57% senior guaranteed notes, Series C, due July 29, 2023, and 4.33% senior guaranteed notes, Series D, due November 30, 2024, and any remaining net proceeds will be used for general corporate purposes, which may include, without limitation, the repayment of other debt and the acquisition, development and redevelopment of apartment communities.

J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, and U.S. Bancorp Investments, Inc. LLC were the joint book-running managers for the offering.

Bass, Berry & Sims PLC is serving as legal counsel to MAALP, and Sidley Austin LLP is serving as legal counsel to the underwriters.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and has become effective. The offering of these securities will be made only by means of a prospectus supplement and accompanying prospectus. Copies of these documents may be obtained from: J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-866-803-9204; Wells Fargo Securities, Attention: Equity Syndicate Department, 608 2nd Avenue South, Suite 1000, Minneapolis, Minnesota 55402, Attention: WFS Customer Service, e-mail: wfscustomerservice@wellsfargo.com, telephone: 1-800-645-3751; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-800-831-9146, email: prospectus@citi.com; PNC Capital Markets, LLC, telephone: 1-855-881-0697 ;and U.S. Bancorp Investments, Inc., 214 N. Tryon St., 26th Floor, Charlotte, NC 28202, Attention: Credit Fixed Income, telephone: 1-877-558-2607. Alternatively, investors may obtain these documents, when available, for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

About MAA

MAA, an S&P 500 company, is a real estate investment trust (REIT) focused on delivering full-cycle and superior investment performance for shareholders through the ownership, management, acquisition, development and redevelopment of quality apartment communities in the Southeast, Southwest, and Mid-Atlantic regions of the United States. As of June 30, 2021, MAA had an ownership interest in 102,271 apartment units, including communities currently in development, across 16 states and the District of Columbia.

Forward-Looking Statements

Sections of this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements related to the closing of the Notes offering and the intended use of proceeds. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•	the COVID-19 pandemic and measures taken or that may be taken by federal, state and local governmental authorities to combat the spread of the disease;

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inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors;

•	exposure to risks inherent in investments in a single industry and sector;

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adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;

•	failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results;

•	unexpected capital needs;

•	material changes in operating costs, including real estate taxes, utilities and insurance costs;

•	inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage;

•	ability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures;

•	level and volatility of interest or capitalization rates or capital market conditions;

•	the effect of any rating agency actions on the cost and availability of new debt financing;

•	the effect of the phase-out of the London Interbank Offered Rate (LIBOR) as a variable rate debt benchmark by the end of 2021 and the transition to a different benchmark interest rate;

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significant change in the mortgage financing market or other factors that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product;

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our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules;

•	inability to attract and retain qualified personnel;

•	cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions;

•	potential liability for environmental contamination;

•	changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations;

•	extreme weather, natural disasters, disease outbreak and other public health events;

•	legal proceedings or class action lawsuits;

•	impact of reputational harm caused by negative press of our actions or policies, whether or not warranted;

•	compliance costs associated with numerous federal, state and local laws and regulations; and

•	other risks identified in this release and in reports we file with the SEC or in other documents that we publicly disseminate.

New factors may also emerge from time to time that could have a material adverse effect on our business. Except as required by law, we undertake no obligation to publicly update or revise forward-looking statements contained in this release to reflect events, circumstances or changes in expectations after the date of this release.

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